Scudder
Balanced
Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund that seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed-income securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                              Scudder Balanced Fund
--------------------------------------------------------------------------------
Date of Inception: 1/04/93   Total Net Assets as of      Ticker Symbol:  SCBAX
                            12/31/98: $263.9 million
--------------------------------------------------------------------------------

o Scudder Balanced Fund returned 21.10%, ranking it in the top 12% of 409 balanced funds according to Lipper Analytical Services for the 12-month period ended December 31, 1998.

o Assets were allocated 57% in equities and 43% in fixed income securities (including cash equivalents), a proportion that remained relatively constant over the year.

o The Fund's equity holdings made a major contribution to performance as large-cap growth stocks rose strongly.

o In the fixed income portion of the Fund, emphasis was increased on securities sensitive to changes in interest rates during the first half of the year to benefit from the declining rate environment.


                                Table of Contents

   3  Letter from the Fund's President    21  Notes to Financial Statements
   4  Performance Update                  25  Report of Independent Accountants
   5  Portfolio Summary                   26  Tax Information
   6  Portfolio Management Discussion     27  Shareholder Meeting Results
   9  Glossary of Investment Terms        28  Officers and Trustees
  10  Investment Portfolio                29  Investment Products and Services
  17  Financial Statements                30  Scudder Solutions
  20  Financial Highlights


                           2 - Scudder Balanced Fund

                        Letter from the Fund's President

Dear Shareholders,

     The domestic stock and bond markets closed the year with another set of impressive returns as declining interest rates and a healthy U.S. economy provided a generally favorable setting for investors. However, we were reminded of the truly global nature of the markets in the third quarter when the Russian currency devaluation shocked the world's financial markets and sent investors fleeing for the safest and most liquid investments. The market averages recovered in the fourth quarter, but the big gains for the year were confined to the largest growth stocks. In the final analysis, the 12-month period was a volatile one for investors.

     We believe that, in an environment where market volatility has been on the rise for several years, investments such as Scudder Balanced Fund can provide a level of comfort. The Fund's balanced approach to investing in quality growth companies and investment grade bonds worked well, providing strong gains with less volatility than a pure equity investment. We think this Fund continues to make sense as a core component for many investors who have a long-term investment horizon and prefer reduced exposure to the stock market's sharp movements. Your Fund's management team provides further insights into the Fund's strategy and the market environment over the year beginning on page 6.

     For those of you who are interested in new Scudder products, we recently introduced two funds which employ portfolio strategies that are designed to minimize tax consequences to investors: Scudder Tax Managed Growth Fund -- which seeks long-term growth of capital through equity investments in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund -- which focuses on small-cap stocks. For further information on these new funds, please call Scudder Investor Relations at 1-800-225-2470.

     Thank you for your continued investment in Scudder Balanced Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at www.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Balanced Fund


                           3 - Scudder Balanced Fund

                   Performance Update as of December 31, 1998

   Fund Index Comparisons
   --------------------------------------------
                              Total Return
   --------------------------------------------
   Period
   Ended       Growth of               Average
   12/31/98    $10,000    Cumulative   Annual
   --------------------------------------------
   Scudder Balanced Fund
   --------------------------------------------
   1 Year      $ 12,110      21.10%    21.10%
   5 Year      $ 20,475     104.75%    15.41%
   Life of     $ 21,319     113.19%    13.47%
   Fund*
   --------------------------------------------
   S&P 500 Index (60%) and LBAB Index (40%)
   --------------------------------------------
   1 Year      $ 12,098      20.98%    20.98%
   5 Year      $ 22,223     122.23%    17.31%
   Life of     $ 24,134     141.34%    16.05%
   Fund*
   --------------------------------------------
   * The Fund commenced operation on January 4, 1993.
     Index comparisons begin January 31, 1993.


Growth of a $10,000 Investment
-----------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Yearly periods ended December 31

Scudder Balanced Fund
Year         Amount
-------------------
1/31/93*      10000
'93           10395
'94           10147
'95           12834
'96           14315
'97           17576
'98           21284

S&P 500 Index
Year         Amount
-------------------
1/31/93*      10000
'93           10915
'94           11059
'95           15214
'96           18707
'97           24951
'98           32083

LBAB Index
Year         Amount
-------------------
1/31/93*      10000
'93           10768
'94           10454
'95           12386
'96           12833
'97           14075
'98           15295

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX (S&P 500 60%, LBAB Index 40%) TOTAL RETURN (%)

CHART DATA:

Yearly Periods Ended December 31


                                                       1993*    1994     1995     1996     1997    1998
---------------------------------------------------------------------------------------------------------
Net Asset Value                                       $ 12.23  $ 11.63 $ 14.12  $ 14.60  $ 16.85  $ 18.96
---------------------------------------------------------------------------------------------------------
Income Dividends                                       $  .26   $  .31  $  .32   $  .34   $  .36   $  .37
---------------------------------------------------------------------------------------------------------
Capital Gains Distributions                            $   --   $   --  $  .25   $  .79   $  .68   $ 1.02
---------------------------------------------------------------------------------------------------------
Fund Total Return (%)                                    4.12    -2.39   26.48    11.54    22.78    21.10
---------------------------------------------------------------------------------------------------------
Index Total Return (%)                                   8.56     -.03   31.34    14.96    23.63    20.98
---------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.

                            4 - Scudder Balanced Fund

                   Portfolio Summary as of December 31, 1998

Diversification
---------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Common Stocks          57%
     Fixed Income Holdings  35%
     Cash Equivalents        8%
  -----------------------------
                           100%
  =============================


  The Fund's combination of equity and fixed income securities helped to dampen the effects of increased price volatility in 1998.


Fixed Income Holdings
(Excludes 8% Cash Equivs.)
--------------------------

 Type
  -------------------------------
  Corporate Bonds             47%
  U.S. Treasury Obligations   31%
  U.S. Government Agency
  Pass-Thrus                   8%
  Asset-Backed Securities      8%
  Foreign Bonds -- U.S.
  $ Denominated                3%
  Collateralized Mortgage
  Obligations                  3%
  -------------------------------
                             100%
  ===============================

  Quality
  ---------------------------
  AAA                    53%
  AA                      9%
  A                      24%
  BBB                    14%
  --------------------------
                        100%
  ==========================

  While Treasury securities generally provided the best total return for the year, the Fund continued to overweight corporate bonds based on their attractive valuations, higher yields, and potential for outperformance over the long run.

Equity Holdings
-------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

     Technology              21%
     Health                  19%
     Consumer Staples        14%
     Consumer Discretionary  14%
     Media                    9%
     Manufacturing            7%
     Financial                6%
     Durables                 4%
     Service Industries       4%
     Communications           2%
  ------------------------------
                            100%
  ==============================


  Five Largest Equity Holdings
  ----------------------------
   1. Microsoft Corp.
      Computer operating systems software
   2. Intel Corp.
      Semiconductor memory circuits
   3. General Electric Co.
      Leading producer of electrical equipment
   4. Pfizer, Inc.
      Leading international pharmaceutical company
   5. Home Depot, Inc.
      Building supply and home improvement stores

    Consumer discretionary and technology stocks were among the best performing sectors in 1998, and a significant weighting in these areas was a major contributor to the Fund's outperformance.

  For more complete details about the Fund's Investment Portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            5 - Scudder Balanced Fund

                         Portfolio Management Discussion

We asked portfolio managers Valerie F. Malter, George Fraise, and Stephen A. Wohler to review the market environment and the Fund's performance for the 12-month period ended December 31, 1998. Below are highlights of their discussion.

Q: Despite increased volatility in the third quarter, the stock and bond markets recorded another banner year. How would you describe the market environment in 1998?

The dismal performance of the U.S. equity markets in the third quarter was followed by one of the most spectacular recoveries on record during the fourth quarter. The recovery was fueled in part by three consecutive interest rate cuts by the Federal Reserve and the bailout of Long-Term Capital Management, a hedge fund whose collapse threatened the integrity of global financial markets. These events accomplished two major objectives, in our view. First, the rate cuts infused urgently needed liquidity into a financial system reeling from the debt default in Russia, the devaluation of the ruble, a potential devaluation in Brazil (which ultimately occurred), and the continued aftershocks from the economic crisis in Asia. Lower interest rates also allowed earning multiples to rise, contributing to higher equity market valuations. Second, and as importantly, the rate cuts and the bailout of the hedge fund restored confidence in the financial systems and allowed investors to once again focus on the healthy domestic economy.

Q: How did the Fund perform in this environment?

The Fund ended the year on a very strong note, appreciating 21.10%, exceeding the 13.48% average return of 409 balanced funds according to Lipper Analytical Services. This performance ranked the Fund in the top 12% of balanced funds for the year. Shareholders benefited from the exceptional performance of the Fund's holdings of large-cap growth stocks in the equity portion of the portfolio, which were among the best performing stocks in 1998. In addition, declining interest rates provided solid returns in the bond portion of the portfolio.

Q: What was different about the performance of the equity markets last year?

It is worth noting that stock market breadth was particularly narrow in 1998 with only 14 stocks providing 50% of the 28.58% return of the unmanaged S&P 500 Index. For the unmanaged Russell 1000 Growth Index, the numbers were similar with 17 stocks providing half of the 38.71% 1998 return. The average market capitalization of those 17 stocks at the end of 1997 was $81 billion. Essentially, if you were not invested in these top growth stocks, your performance lagged the overall market.

Q: In the equity portion of the Fund, what were the biggest contributors to performance?

While technology stocks and particularly Internet stocks seemed to garner most of the attention towards the end of the year, the consumer discretionary sector was the biggest contributor to performance. Expectations that Christmas sales would benefit from strong consumer confidence, a robust stock market, and continued economic strength buoyed stocks such as Home Depot, Costco, Dayton Hudson, Wal-Mart, and Rite Aid. Meanwhile, Consolidated Stores continued to lag as the inventory restructuring at Odd Lots/Big Lots remained behind schedule. We

                           6 - Scudder Balanced Fund
are sticking with this stock for now because we believe that management has turned the corner and sales comparisons are starting to show distinct improvement.

Q: Technology was also a strong sector for stocks, with many of the Fund's equity holdings outperforming the Russell 1000 Growth Index. What were the notable performers?

We continued to focus on leading technology companies with substantial market dominance because we believe they tend to be less prone to earnings disappointments. Stocks such as America Online, which we added to the portfolio early in the third quarter, Linear Technology, Sun Microsystems, Lucent Technologies, and Cisco, among others, made major contributions to performance.

In addition, a lack of exposure to energy stocks -- which underperformed dramatically in the fourth quarter as plunging oil prices resulted in a lowering of earnings expectations for the whole sector -- also was an important contributor to performance. In the advertising/media sector, positive performance was led by stock holdings Interpublic Group and Outdoor Systems.

Q: What sectors detracted from performance?

The finance sector held back performance as our equity investments in insurance companies such as UNUM and Allstate reported earnings at the low end of expectations. Performance of our healthcare holdings was mixed with some profit taking holding down the recovery in a number of large pharmaceutical names such as Merck, Eli Lilly, Schering-Plough, and Warner-Lambert. This was offset partly by strength in medical device holdings such as Medtronic, which made a bid to acquire Arterial Vascular Engineering, another Fund holding.

Q: With interest rates falling and bonds rallying for much of the year, how did you position the Fund's fixed income holdings?

We increased our exposure to changes in interest rates by lengthening duration of the fixed income portion of the Fund over the first half of the year. In the third quarter, duration was reduced, but it crept up in the fourth quarter as a result of our addition of intermediate-term corporate securities. After the big rally in Treasuries over the first nine months of the year, the corporate bond sector appeared attractively valued. We added intermediate-term corporate securities -- those with maturities in the 3-7 year range -- because we believe they were attractively valued and offered most of the yield of longer-term bonds with significantly reduced price volatility. At the end of the year, the fixed income portfolio's duration stood at 5.39 years and the average quality of the Fund's fixed income holdings was AA -- the second highest rating.

Q: What were your fixed income sector allocations?

While Treasuries provided the best performance in 1998, we continued to maintain significant weighting in the corporate bond sector. We have been emphasizing the corporate bonds because typically they provide slightly higher income and have underperformed over the last year. We also significantly underweighted mortgages for most of the year, as they are usually negatively impacted by a high level of

                            7 - Scudder Balanced Fund
refinancings in a declining interest rate environment. However, we began building a position in mortgages at year-end based on the increasingly attractive values in this sector and expectations for reduced volatility.

Q: What is your outlook?

Last year was marked by unnerving volatility that sorely tested investor resolve to stick with investment processes and individual holdings. However, by the time the gavel fell on the last trade of the year, the S&P 500 had rung up another gain of more than 20%, the fourth in a row, rewarding those investors who stuck to their disciplines. Looking ahead, it is difficult to argue that the market returns over the next couple of years will equal those of the recent past. Nevertheless, we continue to believe that superior equity returns will come from those companies that deliver the growth expected of them. Given the Fund's diversified approach to investing in quality growth stocks and investment grade bonds, we believe the Fund is especially well suited to weather the slower growth environment we expect in 1999.

                             Scudder Balanced Fund:
                          A Team Approach to Investing

  Scudder Balanced Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Valerie F. Malter assumed responsibility for the Fund's day-to-day management and investment strategies in 1995. Ms. Malter has 11 years of experience as an analyst covering a wide range of industries, and four years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations. Portfolio Manager George Fraise joined the Adviser and the Fund in 1997 and has 10 years of industry experience as an international research analyst. Stephen A. Wohler joined the Adviser in 1979 and the team in 1998. Mr. Wohler has over 18 years' experience in the investment industry.


                           8 - Scudder Balanced Fund

                          Glossary of Investment Terms

COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon and a $1,000 face value pays $100 a year.

DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 5 years and interest rates decline by 1% from present levels, the value of the portfolio would rise by about 5% and vice versa.

FUNDAMENTAL RESEARCH       Analysis of a company's financial statements to
                           project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

OVER/UNDER WEIGHTING       Refers to the allocation of assets -- usually by
                           sector, industry, or country -- within an investment portfolio relative to a benchmark index or investment universe.

PRICE/EARNINGS RATIO       A widely used gauge of a stock's valuation, which
(also "P/E" or "earnings   indicates what investors are paying for a company's
multiple")                 earning power at the current stock price. Often
                           based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth and greater risk; a lower multiple is usually associated with mature or out-of-favor companies, and lower stock price volatility.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                           9 - Scudder Balanced Fund

                  Investment Portfolio as of December 31, 1998

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
==============================================================================================================================
Repurchase Agreements 6.8%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/1998 at 5%,
  to be repurchased at $18,213,113 on 1/4/1999, collateralized by a $18,065,000                                ---------------
  U.S. Treasury Bond, 1/15/2008 (Cost $18,203,000) .....................................      18,203,000            18,203,000
                                                                                                               ---------------

Commercial Paper 0.8%
------------------------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.71%, 1/4/1999 .........................................       1,500,000             1,500,000
Household Finance Corp., 5.72%, 1/7/1999 ...............................................         750,000               750,000
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $2,250,000)                                                                             2,250,000
------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations 11.0%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.875%, 11/30/2001 .................................................       2,000,000             2,067,500
U.S. Treasury Note, 5.625%, 12/31/2002 .................................................       6,000,000             6,199,680
U.S. Treasury Bond, 10.75%, 8/15/2005 ..................................................       2,000,000             2,667,500
U.S. Treasury Bond, 9.375%, 2/15/2006 ..................................................       2,500,000             3,186,725
U.S. Treasury Bond, 7.25%, 5/15/2016 ...................................................      11,000,000            13,325,510
U.S. Treasury Bond, 3.65%, 4/15/2028 ...................................................       1,750,000             1,739,376
------------------------------------------------------------------------------------------------------------------------------
Total U. S. Government & Agencies (Cost $28,839,669)                                                                29,186,291
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 0.0%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               ---------------
Government National Mortgage Association Pass-thru, 9.5%, 8/15/2019 (Cost $13,603) .....          12,541                13,464
                                                                                                               ---------------

U.S. Government Agency Pass-Thrus 2.9%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 7/15/2003 .....................................       3,000,000             3,077,340
Federal National Mortgage Association, 8.0% with various maturities to 12/1/2012 .......       1,900,340             1,956,742
Federal National Mortgage Association, 6.5% with various maturities to 1/1/2026 ........       2,743,638             2,762,486
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-Thrus (Cost $7,690,288)                                                            7,796,568
------------------------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligations 1.0%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8.0%, 4/1/2008 .......................................         923,122               944,105
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 ...............       1,541,000             1,558,336
------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $2,511,277)                                                          2,502,441
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds-- U.S.$ Denominated 1.1%
------------------------------------------------------------------------------------------------------------------------------
Norsk Hydro ASA, 7.75%, 6/15/2023 ......................................................       1,000,000             1,103,740
Province of Ontario Global, 6%, 2/21/2006 ..............................................       1,000,000             1,031,120
Saga Petroleum, 7.25%, 9/23/2027 .......................................................       1,000,000               927,290
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S.$ Denominated (Cost $3,071,940)                                                            3,062,150
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Balanced Fund

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
==============================================================================================================================
Asset Backed Securities 2.8%
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 0.7%
PBG Equipment Trust, Series 1A, 6.27%, 1/20/2012 .......................................       1,747,477             1,762,558
                                                                                                               ---------------
Automobile Receivables 0.7%
Ford Credit Automobile Trust, Series 1996-A A4, 6.75%, 9/15/2000 .......................         966,368               972,408
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ........       1,000,000             1,009,680
                                                                                                               ---------------
                                                                                                                     1,982,088
                                                                                                               ---------------
Credit Card Receivables 1.0%
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ........................................       1,500,000             1,524,609
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ...............................       1,000,000             1,017,375
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 ....................         233,334               233,406
                                                                                                               ---------------
                                                                                                                     2,775,390
                                                                                                               ---------------
Home Equity Loans 0.4%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 .............................       1,000,000               990,000
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $7,440,640)                                                                                 7,510,036
------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds 16.6%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 0.3%
ITT Corp., 7.375%, 11/15/2015 ..........................................................       1,000,000               823,500
                                                                                                               ---------------
Consumer Staples 1.7%
Bass America Inc., 6.625%, 3/1/2003 ....................................................       1,500,000             1,512,945
J Seagram & Sons Inc., 6.625%, 12/15/2005 ..............................................       1,500,000             1,493,700
Kellogg Co., 5.75%, 2/2/2001 ...........................................................       1,000,000             1,010,000
Seagram Co., Ltd., 8.35%, 1/15/2022 ....................................................         500,000               548,465
                                                                                                               ---------------
                                                                                                                     4,565,110
                                                                                                               ---------------
Communications 1.3%
Lucent Technologies Inc., 6.9%, 7/15/2001 ..............................................       1,250,000             1,302,925
Worldcom, Inc., 6.4%, 8/15/2005 ........................................................       2,000,000             2,078,640
                                                                                                               ---------------
                                                                                                                     3,381,565
                                                                                                               ---------------
Financial 4.5%
Associates Corp. of North America, 6.625%, 5/15/2001 ...................................         500,000               513,230
Capital One Bank, Medium Term Note, 5.95%, 2/15/2001 ...................................       1,000,000               983,330
First Union Corp., 8.125%, 6/24/2002 ...................................................       1,000,000             1,083,950
First USA Bank, 5.85%, 2/22/2001 .......................................................       1,000,000             1,009,270
Fleet Financial Group, 6.875%, 1/15/2028 ...............................................       1,000,000             1,054,070
Ford Motor Credit Co., 6.125%, 4/28/2003 ...............................................       1,250,000             1,279,500

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Balanced Fund

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
==============================================================================================================================
General Electric Capital Corp., 6.02%, 5/4/2001 ........................................       1,000,000             1,007,200
Home Savings of America, 6%, 11/1/2000 .................................................       1,000,000             1,006,230
ICI Investments, 6.75%, 8/7/2002 .......................................................       1,000,000             1,007,500
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 .......................       1,000,000             1,006,830
Prudential Insurance Co., 6.375%, 7/23/2006 ............................................       1,000,000             1,017,500
Southern National Corp., 7.05%, 5/23/2003 ..............................................       1,000,000             1,044,400
                                                                                                               ---------------
                                                                                                                    12,013,010
                                                                                                               ---------------
Media 2.4%
Cox Communications, Inc., 6.85%, 1/15/2018 .............................................       1,000,000             1,055,000
News America, Inc., 7.25%, 5/18/2018 ...................................................       1,000,000             1,021,680
TCA Cable TV, Inc., 6.53%, 2/1/2028 ....................................................       1,000,000             1,018,320
TCI Communications, Inc., 8%, 8/1/2005 .................................................       1,000,000             1,125,790
Time Warner, Inc., 9.125%, 1/15/2013 ...................................................       1,000,000             1,265,960
Time Warner, Inc., 6.875%, 6/15/2018 ...................................................         750,000               785,670
                                                                                                               ---------------
                                                                                                                     6,272,420
                                                                                                               ---------------
Durables 1.6%
Loral Corp., 8.375%, 6/15/2024 .........................................................       1,750,000             2,124,203
Martin Marietta Corp., 6.5%, 4/15/2003 .................................................       1,000,000             1,026,700
McDonnell Douglas Finance Corp. Medium Term Note, 6.75%, 12/23/2003 ....................       1,000,000             1,043,370
                                                                                                               ---------------
                                                                                                                     4,194,273
                                                                                                               ---------------
Manufacturing 0.4%
Fort James Corp., 6.625%, 9/15/2004 ....................................................       1,000,000             1,018,420
                                                                                                               ---------------
Technology 1.1%
IBM Corp., 5.1%, 11/10/2003 ............................................................       1,500,000             1,485,900
Xerox Corp, 5.5%, 11/15/2003 ...........................................................       1,500,000             1,509,408
                                                                                                               ---------------
                                                                                                                     2,995,308
                                                                                                               ---------------
Energy 1.8%
Anadarko Petroleum Corp., 5.875%, 10/15/2003 ...........................................       1,500,000             1,484,025
Louisiana Land and Exploration Company, 7.65%, 12/1/2023 ...............................       1,250,000             1,315,763
PanEnergy Corp., 7.375%, 9/15/2003 .....................................................       1,000,000             1,064,480
Petroleum Geo-Services ASA, 6.625%, 3/30/2008 ..........................................       1,000,000               976,210
                                                                                                               ---------------
                                                                                                                     4,840,478
                                                                                                               ---------------
Transportation 0.4%
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ............................         987,173             1,034,459
                                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Balanced Fund

                                                                                              Principal               Market
                                                                                              Amount ($)             Value ($)
==============================================================================================================================
Utilities 1.1%
PacifiCorp Australia, 6.15%, 1/15/2008 .................................................       2,000,000             2,038,800
Public Service Co. of Colorado, 6%, 4/15/2003 ..........................................       1,000,000             1,012,590
                                                                                                               ---------------
                                                                                                                     3,051,390
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $43,521,236)                                                                            44,189,933
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------

Common Stocks 57.0%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 7.7%
Department & Chain Stores 7.1%
Consolidated Stores Corp.* .............................................................          86,900             1,754,294
Costco Companies, Inc.* ................................................................          29,200             2,107,875
Dayton Hudson Corp. ....................................................................          55,600             3,016,300
Home Depot, Inc. .......................................................................          90,900             5,561,944
Rite Aid Corp. .........................................................................          54,000             2,676,375
Wal-Mart Stores Inc. ...................................................................          45,800             3,729,838
                                                                                                               ---------------
                                                                                                                    18,846,626
                                                                                                               ---------------
Hotels & Casinos 0.6%
Royal Caribbean Cruises Ltd. ...........................................................          46,800             1,731,600
                                                                                                               ---------------
Consumer Staples 7.8%
Alcohol & Tobacco 1.3%
Philip Morris Companies, Inc. ..........................................................          65,500             3,504,250
                                                                                                               ---------------
Food & Beverage 3.2%
Coca-Cola Co., Inc. ....................................................................          50,500             3,377,188
H.J. Heinz Co. .........................................................................          51,600             2,921,850
Kroger Co.* ............................................................................          36,700             2,220,350
                                                                                                               ---------------
                                                                                                                     8,519,388
                                                                                                               ---------------
Package Goods/Cosmetics 3.3%
Colgate-Palmolive Co. ..................................................................          32,800             3,046,300
Estee Lauder Companies "A" .............................................................          31,700             2,710,350
Procter & Gamble Co. ...................................................................          33,100             3,022,444
                                                                                                               ---------------
                                                                                                                     8,779,094
                                                                                                               ---------------
Health 10.9%
Health Industry Services 0.7%
Total Renal Care Holdings, Inc.* .......................................................          60,900             1,800,356
                                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Medical Supply & Specialty 2.2%
Arterial Vascular Engineering, Inc.* ...................................................          39,100             2,052,750
Medtronic Inc. .........................................................................          51,600             3,831,300
                                                                                                               ---------------
                                                                                                                     5,884,050
                                                                                                               ---------------
Pharmaceuticals 8.0%
Bristol-Myers Squibb Co. ...............................................................          25,000             3,345,313
Eli Lilly & Co. ........................................................................          31,638             2,811,827
Johnson & Johnson ......................................................................          18,500             1,551,688
Merck & Co., Inc. ......................................................................          25,000             3,692,188
Pfizer, Inc. ...........................................................................          45,300             5,682,319
Schering-Plough Corp. ..................................................................          32,800             1,812,200
Warner-Lambert Co. .....................................................................          33,200             2,496,225
                                                                                                               ---------------
                                                                                                                    21,391,760
                                                                                                               ---------------
Communications 1.1%
Telephone/Communications
MCI WorldCom, Inc.* ....................................................................          38,500             2,762,375
                                                                                                               ---------------
Financial 3.6%
Banks 0.5%
First Union Corp. ......................................................................          22,600             1,374,363
                                                                                                               ---------------
Insurance 3.1%
Allstate Corp. .........................................................................          42,100             1,626,113
American International Group, Inc. .....................................................          31,888             3,081,124
MBIA, Inc. .............................................................................          21,300             1,396,481
UNUM Corp. .............................................................................          36,000             2,101,500
                                                                                                               ---------------
                                                                                                                     8,205,218
                                                                                                               ---------------
Media 5.3%
Advertising 2.2%
Omnicom Group, Inc. ....................................................................          41,200             2,389,600
Outdoor Systems, Inc.* .................................................................         113,862             3,415,860
                                                                                                               ---------------
                                                                                                                     5,805,460
                                                                                                               ---------------
Broadcasting & Entertainment 3.1%
Clear Channel Communications, Inc. * ...................................................          71,800             3,913,100
Infinity Broadcasting Corp. ............................................................          53,800             1,472,775
Univision Communication Inc.* ..........................................................          77,700             2,811,769
                                                                                                               ---------------
                                                                                                                     8,197,644
                                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Service Industries 2.1%
EDP Services 1.0%
America Online Inc.* ...................................................................          18,300             2,648,925
                                                                                                               ---------------
Miscellaneous Commercial Services 0.5%
Modis Professional Services, Inc.* .....................................................          87,100             1,262,950
                                                                                                               ---------------
Miscellaneous Consumer Services 0.6%
Service Corp. International ............................................................          45,000             1,712,813
                                                                                                               ---------------
Durables 2.6%
Telecommunications Equipment
Ascend Communications, Inc.* ...........................................................          27,800             1,827,850
Lucent Technologies Inc. ...............................................................          46,300             5,093,000
                                                                                                               ---------------
                                                                                                                     6,920,850
                                                                                                               ---------------
Manufacturing 3.9%
Chemicals 0.5%
Monsanto Co. ...........................................................................          30,200             1,434,500
                                                                                                               ---------------
Diversified Manufacturing 3.4%
General Electric Co. ...................................................................          60,400             6,164,575
Textron, Inc. ..........................................................................          36,900             2,802,094
                                                                                                               ---------------
                                                                                                                     8,966,669
                                                                                                               ---------------
Technology 12.0%
Computer Software 3.9%
Computer Associates International, Inc. ................................................          34,725             1,480,153
Microsoft Corp.* .......................................................................          56,600             7,849,713
PeopleSoft Inc.* .......................................................................          54,200             1,026,413
                                                                                                               ---------------
                                                                                                                    10,356,279
                                                                                                               ---------------
EDP Peripherals 0.7%
EMC Corp.* .............................................................................          23,500             1,997,500
                                                                                                               ---------------
Electronic Data Processing 2.1%
Dell Computer Corp.* ...................................................................          43,200             3,161,700
Sun Microsystems, Inc.* ................................................................          27,000             2,311,875
                                                                                                               ---------------
                                                                                                                     5,473,575
                                                                                                               ---------------
Office/Plant Automation 2.0%
Cisco Systems, Inc.* ...................................................................          58,275             5,408,648
                                                                                                               ---------------
Semiconductors 3.3%
Intel Corp. ............................................................................          56,600             6,710,638
Linear Technology Corp. ................................................................          23,500             2,104,719
                                                                                                               ---------------
                                                                                                                     8,815,357
                                                                                                               ---------------

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Balanced Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
==============================================================================================================================
Other 0.0%
Miscellaneous securities ...............................................................              21                 1,584
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $94,293,632)                                                                             151,801,834
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $207,835,285) (a)                                                       266,515,717
------------------------------------------------------------------------------------------------------------------------------

      *     Non-income producing security.

      (a) The cost for federal income tax purposes was $208,368,117. At December 31, 1998, net unrealized appreciation for all securities based on tax cost was $58,147,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $60,862,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value $2,715,246.

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Balanced Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $207,835,285) ................     $ 266,515,717
                 Cash .................................................................               327
                 Receivable for investments sold ......................................         1,633,378
                 Dividends and interest receivable ....................................         1,379,999
                 Receivable for Fund shares sold ......................................         2,268,991
                 Other assets .........................................................               706
                                                                                            ----------------
                 Total assets .........................................................       271,799,118
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................         7,294,055
                 Payable for Fund shares redeemed .....................................           299,132
                 Accrued management fee ...............................................           146,110
                 Other payables and accrued expenses ..................................           153,928
                                                                                            ----------------
                 Total liabilities ....................................................         7,893,225
               ---------------------------------------------------------------------------------------------
                 Net assets, at market ................................................     $ 263,905,893
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ............        58,680,432
                 Accumulated net realized gain (loss) .................................          (344,266)
                 Paid-in capital ......................................................       205,569,727
               ---------------------------------------------------------------------------------------------
                 Net assets, at market ................................................     $ 263,905,893
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($263,905,893 / 13,918,098 outstanding shares of beneficial             ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ..            $18.96
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Balanced Fund

                             Statement of Operations
                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $    5,499,531
                 Dividends (net of foreign taxes withheld of $3,242) ..................            984,080
                                                                                            ----------------
                                                                                                 6,483,611
                 Expenses:
                 Management fee .......................................................          1,385,115
                 Services to shareholders .............................................            954,432
                 Custodian and accounting fees ........................................             84,564
                 Trustees' fees and expenses ..........................................             37,364
                 Reports to shareholders ..............................................             78,377
                 Auditing .............................................................             37,644
                 Registration fees ....................................................             56,596
                 Legal ................................................................             18,195
                 Other ................................................................              7,417
                                                                                            ----------------
                 Total expenses before reductions .....................................          2,659,704
                 Expense reductions ...................................................           (104,241)
                                                                                            ----------------
                 Expenses, net ........................................................          2,555,463
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                           3,928,148
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................         11,426,217
                 Futures ..............................................................            (41,802)
                 Options ..............................................................            (75,579)
                                                                                            ----------------
                                                                                                11,308,836
                                                                                            ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................         24,853,873
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     36,162,709
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   40,090,857
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Balanced Fund

                       Statement of Changes in Net Assets

                                                                             Years Ended December 31,
Increase (Decrease) in Net Assets                                              1998             1997
---------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................. $  3,928,148     $  3,186,362
                 Net realized gain (loss) from investment transactions ..   11,308,836        6,767,432
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ...........   24,853,873       18,257,895
                                                                          ---------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations ..........................................   40,090,857       28,211,689
                                                                          ---------------  ----------------
                 Distributions to shareholders:
                 From net investment income .............................   (4,059,339)      (3,153,021)
                                                                          ---------------  ----------------
                 From net realized gains ................................  (12,314,730)      (6,023,486)
                                                                          ---------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................  132,016,807       58,695,668
                 Net asset value of shares issued to shareholders in
                 reinvestment of distributions ..........................   16,026,652        8,964,419
                 Cost of shares redeemed ................................  (66,566,262)     (37,524,903)
                                                                          ---------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions ........................................   81,477,197       30,135,184
                                                                          ---------------  ----------------
                 Increase (decrease) in net assets ......................  105,193,985       49,170,366
                 Net assets at beginning of period ......................  158,711,908      109,541,542
                 Net assets at end of period (including undistributed
                    net investment income of $0 and $105,659,             ---------------  ----------------
                    respectively) ....................................... $263,905,893     $158,711,908
                                                                          ---------------  ----------------
Other Information
---------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............    9,416,710        7,502,830
                                                                          ---------------  ----------------
                 Shares sold ............................................    7,309,381        3,666,310
                 Shares issued to shareholders in reinvestment of
                    distributions .......................................      870,324          542,526
                 Shares redeemed ........................................   (3,678,317)      (2,294,956)
                                                                          ---------------  ----------------
                 Net increase (decrease) in Fund shares .................    4,501,388        1,913,880
                                                                          ---------------  ----------------
                 Shares outstanding at end of period ....................   13,918,098        9,416,710
                                                                          ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Balanced Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended December 31
                                                                      1998(a)    1997(a)     1996(a)      1995        1994
-------------------------------------------------------------------------------------------------------------------------------
                                                                    -----------------------------------------------------------
Net asset value, beginning of period ..............................  $ 16.85     $ 14.60    $ 14.12     $ 11.63     $ 12.23
                                                                    -----------------------------------------------------------
Income from investment operations:
Net investment income .............................................      .36         .38        .36         .32         .31
Net realized and unrealized gain (loss) on investments ............     3.14        2.91       1.25        2.74        (.60)
                                                                    -----------------------------------------------------------
Total from investment operations ..................................     3.50        3.29       1.61        3.06        (.29)
                                                                    -----------------------------------------------------------
Less distributions from:
Net investment income .............................................     (.37)       (.36)      (.34)       (.32)       (.31)
Net realized gains on investment transactions .....................    (1.02)       (.68)      (.79)       (.25)         --
                                                                    -----------------------------------------------------------
Total distributions ...............................................    (1.39)      (1.04)     (1.13)       (.57)       (.31)
                                                                    -----------------------------------------------------------

                                                                    -----------------------------------------------------------
Net asset value, end of period ....................................  $ 18.96     $ 16.85    $ 14.60     $ 14.12     $ 11.63
                                                                    -----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..............................................    21.10       22.78      11.54       26.48       (2.39)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................      264         159        110          90          66
Ratio of operating expenses, net to average daily net assets (%) ..     1.29        1.02       1.00        1.00        1.00
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ....................................     1.34        1.37       1.37        1.40        1.47
Ratio of net investment income to average daily net assets (%) ....     1.99        2.32       2.42        2.51        2.66
Portfolio turnover rate (%) .......................................     74.7        43.2       69.7       103.3       105.4

(a)   Based on monthly average shares outstanding during the period.
(b)   Total returns would have been lower had certain expenses not been reduced.


                           20 - Scudder Balanced Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on other financial instruments as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on other financial instruments to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects

                           21 - Scudder Balanced Fund
to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index securities futures as a temporary substitute for purchasing selected investments and sold index securities futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

                           22 - Scudder Balanced Fund

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1998, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $151,666,395 and $100,400,611, respectively. Purchases and sales of direct U.S. Government obligations aggregated $54,426,091 and $39,475,352, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1998 was $198,462,000.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of .70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Until April 30, 1998, the Adviser agreed not to impose all or a portion of its management fee and to maintain the annualized expenses of the Fund at not more than 1.10% of average daily net assets. Accordingly, for the year ended December 31, 1998, the Adviser did not impose a portion of its fees amounting to $104,241, and the portion imposed amounted to $1,280,874, of which $146,110 is unpaid at December 31, 1998.

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned

                           23 - Scudder Balanced Fund
and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $360,787, of which $31,970 is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended December 31, 1998, the amount charged to the Fund by STC aggregated $496,988, of which $56,830 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $58,918, of which $5,190 is unpaid at December 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $37,364.

                                C. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                           24 - Scudder Balanced Fund

                        Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 12, 1999


                           25 - Scudder Balanceed Fund

                                 Tax Information

The Fund paid distributions of $0.945 per share from net long-term capital gains during the year ended December 31, 1998. Pursuant to section 852 of the Internal Revenue Code, the Fund designates $12,000,000 as capital gain dividends for the year ended December 31, 1998.

For corporate shareholders, 20% of the income dividends paid during the Fund's fiscal year ended December 31, 1998 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

                           26 - Scudder Balanceed Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Balanced Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         7,301,321           161,960           268,923              0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

         6,897,254           239,397           340,695           254,858





--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                           27 - Scudder Balanced Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director, Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Kathryn L. Quirk*
Trustee, Vice President  and Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner, Technology Equity Partners

Kelly D. Babson*
Vice President

William M. Hutchinson*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

Stephen A. Wohler*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                           28 - Scudder Balanced Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                              29 - Scudder Balanced Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           30 - Scudder Balanced Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                              31 - Scudder Balanced Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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